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Household Consumer Loan Trust, Series 1997-2
Deposit Trust Calculations
Previous Due Period Ending                           Apr 30, 2000
Current Due Period Ending                            May 31, 2000
Prior Distribution Date                              May 12, 2000
Distribution Date                                    Jun 14, 2000


Beginning Trust Principal Receivables             3,585,662,165.3
                                                                3
Average Principal Receivables                     4,239,012,155.9
                                                                9
FC&A Collections (Includes Recoveries)              69,585,368.69
Principal Collections                              133,408,417.36
Additional Balances                                 54,678,732.34
Net Principal Collections                           78,729,685.02
Defaulted Amount                                    29,002,940.20
Miscellaneous Payments                                       0.00
Principal Recoveries                                 1,862,795.00

Beginning Participation Invested Amount            551,794,252.27
Beginning Participation Unpaid Principal Balance   551,794,252.26
Ending Participation Invested Amount               537,770,644.60
Ending Participation Unpaid Principal Balance      537,770,644.59

Accelerated Amortization Date                        Oct 31, 2002
Is it the Accelerated Amortization Period?  0=No                0

OC Balance as % of Ending Participation Invested           8.521%
Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                   0
Average  >or=4.25%)  0=NO, 1=YES

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                  551,794,252.27
Numerator for Fixed Allocation                     567,201,663.91
Denominator - Max(Sum of Numerators, Principal    4,239,012,155.9
Receivables)                                                    9
Applicable Allocation Percentage                         13.0170%
Investor FC&A Collections                            9,057,960.93

Series Participation Interest Default Amount
Numerator for Floating Allocation                  551,794,252.27
Denominator - Max(Sum of Numerators, Principal    4,239,012,155.9
Receivables)                                                    9
Floating Allocation Percentage                           13.0170%
Series Participation Interest Default Amount         3,775,326.68


Principal Allocation Components
Numerator for Floating Allocation                  551,794,252.27
Numerator for Fixed Allocation                     567,201,663.91
Denominator - Max(Sum of Numerators, Principal    4,239,012,155.9
Receivables)                                                    9

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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through            7.5000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                                7.5000%
(c) Rate Sufficient to Cover Interest, Yield and          6.1191%
Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid           551,794,252.26
Principal Balance
(e) Actual days in the Interest Period                         33
Series Participation Monthly Interest, [a*d*e]       3,793,585.48

Series Participation Interest Interest Shortfall             0.00
Previous Series Participation Interest Interest              0.00
Shortfall

Additional Interest                                          0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]   14,023,607.67

(a) Investor Principal Collections, [Max(b,h) or    10,248,280.99
e]
(b) prior to Accelerated Amort. Date or not Early 10,248,280.99 Amort. Period, [c*d]
(c) Floating Allocation Percentage                       13.0170%
(d) Net Principal Collections                       78,729,685.02
(e) after Accelerated Amort Date or Early Amort     17,850,733.50
Period, [f*g]
(f) Fixed Allocation Percentage                          13.3805%
(g) Collections of Principal
                                                   133,408,417.36

(h) Minimum Principal Amount, [Min(i,l)]             8,364,146.87
(i)  Floating Allocation Percentage of Principal    17,365,837.89
Collections
(j)  2.5% or 2.2% of the Series Participation       12,139,473.55
Interest Invested Amount
(k) Series Participation Interest Net Default        3,775,326.68
Payment Amount
(l)  the excess of (j) over (k)                      8,364,146.87

(m) Series Participation Interest Net Default        3,775,326.68
Payment Amount

(n) Optional Repurchase Amount (principal only)              0.00
at Sec. 9

Application of Investor Finance Charges and Admin
Collections
Investor Finance Charges and Admin. Collections      9,057,960.93
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                  0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other                0.00
than HFC
Series Participation Interest Monthly Interest       3,793,585.48
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall              0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                       0.00
Series Participation Interest Default Amount         3,775,326.68
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-             0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                   919,657.09
Excess [Sec. 4.11(a)(vi)]                              569,391.68

Series Participation Investor Charge Off [Sec.               0.00
4.12(a)]

Seller's Interest
                                                  1,469,928,117.1
                                                                7
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


Household Consumer Loan Trust, 1997-2
Series 1997-2

Owner Trust
Calculations
Due Period Ending       May 31,2000

Payment Date            Jun 15,2000


Calculation of Interest Expense


Index (LIBOR)         6.522500%

Accrual end date,    May 31, 2000

accrual beginning date  June 15, 2000

and days in Interest Period        31


                      Class A-1  Class A-2   Class A-3     Class B  Certificates    Overcoll
                                                                                      Amount

Beginning Unpaid    286,814,844 48,000,000  84,430,621  46,902,511  38,625,598    47,020,678
Principal Balance
Previously unpaid             0          0           0           0           0
interest/yield

Spread to index           0.18%      0.29%       0.40%       0.65%       1.00%

Rate (capped at       6.702500%  6.812500%   6.922500%   7.172500%   7.522500%
12.5%, 14%, 14%,
14%, 15%)

Interest/Yield        1,655,380    281,583     503,294     289,685     250,205
Payable on the
Principal Balance

Interest on                   0          0           0           0           0
previously unpaid
interest/yield

Interest/Yield Due    1,655,380    281,583     503,294     289,685     250,205

Interest/Yield Paid   1,655,380    281,583     503,294     289,685     250,205


Summary



Beginning Security  286,814,844 48,000,000  84,430,621  46,902,511  38,625,598   47,020,678
Balance

Beginning Adjusted  286,814,844 48,000,000  84,430,621  46,902,511  38,625,598
Balance

Principal Paid        7,289,066          0   3,365,666   1,192,007     981,653    1,310,174

Ending Security     279,525,778 48,000,000  81,064,955  45,710,505  37,643,945   45,825,462
Balance

Ending Adjusted     279,525,778 48,000,000  81,064,955  45,710,505  37,643,945
Balance

Ending Certificate                                                           0
Balance as %
Participation
Interest Invested
Amount

Targeted Balance    279,640,735 59,154,771  81,064,955  45,710,505  37,643,945

Minimum Adjusted                16,000,000  30,000,000  19,000,000  14,000,000   17,000,000
Balance

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Certificate Minimum                                                   5,432,021
Balance

Ending OC Amount as                                                              28,244,252
Holdback Amount

Ending OC Amount as                                                              17,581,210
Accelerated Prin
Pmts


Beginning Net                 0          0           0           0           0            0
Charge offs

Reversals                     0          0           0           0           0            0

Charge offs                   0          0           0           0           0            0

Ending Net Charge             0          0           0           0           0            0
Offs


Interest/Yield Paid  $1.8151094 $5.8663194  $5.5921606  $5.0821911  $5.9572705
per $1000

Principal Paid per   $7.9923971 $0.0000000 $37.3962871 $20.9123974  $23.372679
$1000

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Series 1997-2  Owner Trust Calculations
Due Period                                               May 2000
Payment Date                                         Jun 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        14,023,607.67
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                          114,957.14

Series Participation Interest Monthly Interest       3,793,585.48

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.          1,655,379.76
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.            281,583.33
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.            503,294.45
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.              289,684.89
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.         250,205.36
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal Balance
  Pay Class A-1 to Targeted Principal Balance-       7,174,108.98
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance        3,365,665.84
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance          1,192,006.65
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

 Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        981,652.54
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt          1,310,173.66
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)            114,957.14
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                  0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                  0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                 0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided OC             0.00
>0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated              698,480.55
Certificate - Sec. 3.05(a)(vii)
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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt      1,310,173.66
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided            0.00
OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           114,957.14
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback      1,195,216.52
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             9,816.53

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